Exhibit 10.35
ASSIGNMENT AND ASSUMPTION AGREEMENT
          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of June 3, 2004 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), is among AVIS RENT A CAR SYSTEM, INC., a Delaware corporation (“ARAC”), as lessee (in such capacity, the “Lessee”) and as administrator (in such capacity, the “Administrator”), AVIS GROUP HOLDINGS, INC., a Delaware corporation, as guarantor (in such capacity, the “Guarantor” and, together with the Administrator and the Lessee, the “Assignors”), and CENDANT CAR RENTAL GROUP, INC., a Delaware corporation, as assignee (the “Assignee”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Amended and Restated Base Indenture, dated as of July 30, 1997, as amended, between Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) (“CRCF”) and The Bank of New York (“BONY”), as trustee (in such capacity, the “Trustee”).
WITNESSETH:
          WHEREAS, each Assignor wishes to assign all of its right, title and interest under each of the agreements (excluding, in the case of ARAC, all of ARAC’s right, title and interest as Lessee (but not as Administrator) under the Finance Lease) set forth on Schedule I hereto (such agreements, collectively the “Assigned Agreements”) to which it is a party, to the Assignee; and
          WHEREAS, the Assignee wishes to assume all of the obligations and duties of each Assignor under each Assigned Agreement;
          WHEREAS, pursuant to the terms of each of the Assigned Agreements, the relevant Assignor may assign all of its right, title and interest under such Assigned Agreement to the Assignee in accordance with the terms hereof;
          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Assignment. Each Assignor does hereby assign, transfer, convey and set over unto the Assignee all of its respective rights, title and interests in, under and with respect to each Assigned Agreement (excluding, in the case of ARAC, ARAC’s right, title and interest as Lessee (but not as Administrator) under the Finance Lease) to which it is a party, effective as of the earliest date (the “Restatement Effective Date”) by which each of the following has occurred: (i) this Agreement is executed by each Assignor and the Assignee and consented to by CRCF and the Trustee and (ii) the Rating Agency Consent Condition has been met with respect to this Agreement;
          SECTION 2. Assumption. As of the Restatement Effective Date, the Assignee hereby accepts the assignment set forth in Section 1 and assumes and agrees to be bound by all of the obligations, acknowledgments, liabilities, duties and burdens of each Assignor under each

Assigned Agreement (excluding, in the case of ARAC, any and all obligations, acknowledgements, liabilities, duties and burdens of ARAC, as Lessee (but not as Administrator) under the Finance Lease) to which such Assignor is a party (such assumed obligations, liabilities, duties and burdens under the Assigned Agreements, as the same may be amended, supplemented or otherwise modified from time to time with the consent of the Assignee, being the “Transferred Obligations”). The Assignee confirms that as of the Restatement Effective Date it shall be deemed to be a party to each Assigned Agreement and shall perform the Transferred Obligations as if it were named as the applicable Assignee therein.
          SECTION 3. Release of Each Assignor. On and as of the Restatement Effective Date, each Assignor shall have no further obligation, liability, duty or burden in respect of Transferred Obligations under the Assigned Agreements to which it is a party.
          SECTION 4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
          SECTION 5. Amendments. This Agreement may not be terminated, amended, supplemented, waived or modified orally, but only upon the prior written consent of each of the parties hereto.
          SECTION 6. Headings. The headings of the various sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.
          SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

AVIS RENT A CAR SYSTEM, INC.
By:	/s/ Gerard J. Kennell
	Name:	Gerard J. Kennell
Title:

AVIS GROUP HOLDINGS, INC.
By:	/s/ Gerard J. Kennell
	Name:	Gerard J. Kennell
Title:

CENDANT CAR RENTAL GROUP, INC.
By:	/s/ Lynn Finkel
	Name:	Lynn Finkel
	Title:	Vice President

Acknowledged and consented to by:

CENDANT RENTAL CAR FUNDING (AESOP) LLC

By:	/s/ Lori Gebron

Name: Lori Gebron
Title: Vice President

THE BANK OF NEW YORK

By:	/s/ Mary L. Collier

Name: Mary L. Collier
Title: Agent

AESOP LEASING L.P.

By:	/s/ Orlando Figueroa

Name: Orlando Figueroa
Title: President

AESOP LEASING CORP. II

By:	/s/ Lori Gebron

Name: Lori Gebron
Title: Vice President

AESOP LEASING CORP.

By:	/s/ Orlando Figueroa

Name: Orlando Figueroa
Title: President

PV HOLDING CORP.

By:	/s/ Lori Gebron

Name: Lori Gebron
Title: Vice President

QUARTX FLEET MANAGEMENT, INC.

By:	/s/ Lori Gebron

Name: Lori Gebron
Title: Vice President

WIZCOM INTERNATIONAL, LTD.

By:	/s/ Mark E. Costello

Name: Mark E. Costello
Title: Vice President and Assistant Secretary

CENDANT CORPORATION, as successor in interest to HFS Incorporated

By:	/s/ Lynn A. Feldman

Name: Lynn A. Feldman
Title: Vice President and Assistant Secretary

RESERVE CLAIMS MANAGEMENT, INC.

By:	/s/ Richard Meisner

Name: Richard Meisner
Title: Vice President and Secretary

WIZARD CO., INC.

By:	/s/ Kimberly W. Vukanovich

Name: Kimberly W. Vukanovich
Title: Vice President and Controller

JPMORGAN CHASE BANK

By:	/s/ Lara Graff

Name: Lara Graff
Title: Vice President

AVIS CAR RENTAL GROUP, INC.

By:	/s/ Karen C. Sclafani

Name: Karen C. Sclafani
Title: Senior Vice President, General Counsel and Secretary

SCHEDULE I
The Assigned Agreements
The following documents shall be the “Assigned Agreements”:
          1. Master Motor Vehicle Finance Lease Agreement (the “Finance Lease”), dated as of July 30, 1997, among AESOP Leasing L.P. (“AESOP Leasing”) as lessor, Avis Rent A Car System, Inc. (“ARAC”), as lessee and as administrator, and AGH, as guarantor;
          2. Amended and Restated Master Motor Vehicle Operating Lease Agreement, dated as of September 15, 1998, among AESOP Leasing, as lessor, ARAC, as lessee and as administrator, and AGH, as guarantor, as amended by the first amendment thereto, dated as of November 22, 2002;
          3. Master Motor Vehicle Operating Lease Agreement, dated as of July 30, 1997, among AESOP Leasing Corp. II (“AESOP Leasing II”), as lessor, ARAC, as lessee and as administrator, and AGH, as guarantor, as amended by the first amendment thereto, dated as of November 22, 2002;
          4. Amended and Restated Administration Agreement, dated as of September 15, 1998, among Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.), AESOP Leasing, AESOP Leasing II, ARAC, as administrator, and The Bank of New York, as successor in interest to the corporate trust administration of Harris Trust and Savings Bank (“BONY”);
          5. Vehicle Title Nominee Agreement, dated as of July 30, 1997, among Quartx Fleet Management, Inc. (“Quartx”), ARAC, AGH and AESOP Leasing;
          6. Vehicle Title Nominee Agreement, dated as of July 30, 1997, among AESOP Leasing Corp. (“Original AESOP”), ARAC, AGH and AESOP Leasing II;
          7. Vehicle Lienholder Nominee Agreement, dated as of July 30, 1997, among ARAC, AGH, AESOP Leasing and BONY, as vehicle lienholder nominee and as trustee;
          8. Reservation Services Agreement, dated as of July 30, 1997, between HFS Incorporated (“HFS”) and ARAC;
          9. Wizard Note Assumption and Release Agreement, dated as of July 30, 1997, among Wizard Co., Inc. (“Wizard”), ARAC and Reserve Claims Management Co.;
          10. Computer Services Agreement, dated as of July 30, 1997, among ARAC and WizCom International, Ltd. (“Wizcom”);
          11. Termination Services Agreement, dated as of July 30, 1997, among BONY, CRCF, ARAC and WizCom;
          12. Supplemental Agreement, dated as of July 30, 1997, among JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent, BONY, as trustee, CRCF, HFS, HFS Car Rental, Inc., Wizard and WizCom.

          13. Series 2001-2 Sales Agency Agreement, dated as of May 16 , 2001, among CRCF, AGH, ARAC, Lehman Brothers Inc. and Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc. (together, the “Placement Agents”).
          14. Series 2001-2 Distribution Agreement, dated as of May 17, 2001, between CRCF, ARAC, AGH and the Placement Agents.
          15. Amended and Restated Series 2002-2 Supplement, dated as of November 22, 2002, as amended, among CRCF, as issuer, ARAC, as Administrator, JPMorgan Chase Bank, as administrative agent, the several commercial paper conduits listed on Schedule I thereto (each a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto, the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto, BONY, as trustee and as Series 2002-2 Agent, to the Amended and Restated Base Indenture, dated as of July 30, 1997, as amended, between CRCF and BONY, as trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”).
          16. Series 2002-3 Supplement, dated as of September 12, 2003, as amended, CRCF, as issuer, ARAC, as administrator, Delaware Funding Corporation, as commercial paper purchaser and assignee of Park Avenue Receivables Corporation (the “CP Conduit Purchaser”), JPMorgan Chase Bank, as a funding agent on behalf of the CP Conduit Purchaser and as the APA Bank for the CP Conduit Purchaser and BONY, as trustee and as series 2002-3 agent
          17. Series 2003-1 Supplement, dated as of January 28, 2003 to the Base Indenture, among CRCF, as issuer, ARAC, as administrator, Cendant Corporation as purchaser and BONY, as trustee and Series 2003-1 Agent.
          18. Series 2004-1 Supplement, dated as of January 20, 2004, to the Base Indenture, among CRCF, as issuer, ARAC, as Administrator, Mizuho Corporate Bank, Ltd., as administrative agent, Bayerische Landesbank New York Branch, in its capacity as syndication Agent for the purchasers, certain financial institutions named therein, as purchasers, BONY, as trustee and as series 2004-1 agent.
          19. Vehicle Lien Nominee Agreement, dated as of November 22, 2002, among Ford Motor Credit Company (“FMCC”), AESOP Leasing, the Trustee and ARAC.
          20. Agreement and Acknowledgment of ARAC, dated as of November 22, 2002, between ARAC and FMCC.